Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NextWave Wireless Inc. (the “Company”) on Form 10-K (the “Form 10-K”) for the period ended December 31, 2011, filed with the Securities and Exchange Commission on the date hereof, I, Francis J. Harding, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Francis J. Harding
Francis J. Harding
Executive Vice President—Chief Financial Officer (Principal Financial Officer)

Dated: March 12, 2012